ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND (THE “FUND”)

SUPPLEMENT

DATED FEBRUARY 27, 2009

to the Prospectus Dated May 1, 2008 (the “Prospectus”)

1.	On the inside front cover of the Prospectus, the figure of “$50,000” at the end of the third sentence of the paragraph titled “Eligible Investors” is hereby deleted and replaced with “$25,000.”

2.	On page 8 of the Prospectus, the figure of “$50,000” at the end of the second sentence of the first paragraph adjacent to “Purchase of Shares” in the “Summary of Terms” is hereby deleted and replaced with “$25,000.”

3.	On page 8 of the Prospectus, immediately prior to the last sentence of the first paragraph adjacent to “Purchase of Shares” in the “Summary of Terms,” the following text is hereby inserted:

Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

4.	On page 9 of the Prospectus, the last sentence of the first paragraph adjacent to “Repurchases of Shares by the Fund” in the “Summary of Terms” is hereby deleted in its entirety and replaced with the following text:

Each offer to repurchase Shares as of a date prior to January 1, 2009 will generally commence approximately 75 days prior to the applicable repurchase date, and each offer to repurchase Shares as of a date on or after January 1, 2009 will generally commence approximately 105 days prior the applicable repurchase date.

5.	On page 48 of the Prospectus, immediately following the paragraph entitled “Brokerage Activities” under “Conflicts of Interest,” the following text is hereby inserted:

Regulation as a Bank Holding Company. Morgan Stanley has recently elected to be regulated as a Bank Holding Company (a “BHC”) under the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”). The Federal Reserve has also recently granted Morgan Stanley’s application for “financial holding company” (“FHC”) status under the BHCA. FHC status is available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs.

The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. Because Morgan Stanley may be deemed to “control” the

Fund within the meaning of the BHCA, these restrictions could apply to the Fund as well. These restrictions may materially adversely affect the Fund by, among other things, imposing a maximum holding period on some or all of the Fund’s investments, limiting the amount of an entity’s beneficial ownership interests that the Fund may hold, restricting the ability of Morgan Stanley, the Adviser or their affiliates to invest in the Fund or to participate in the management and operations of the entities in which the Fund or an Investment Fund invests, affecting the Adviser’s ability to pursue certain strategies within the Fund’s investment program, or the ability of the Fund, Morgan Stanley, the Adviser, or any of their respective affiliates to invest in certain Investment Funds. Certain BHCA regulations may also require aggregation of the positions owned, held, or controlled by Morgan Stanley and its affiliates (including without limitation the Adviser) in client and proprietary accounts with positions held by the Fund (and, in certain instances, one or more Investment Funds). Moreover, Morgan Stanley may cease in the future to qualify as an FHC, which may subject the Fund to additional restrictions or may cause the Adviser to recommend that the Board of Trustees vote to dissolve the Fund. Additionally, there can be no assurance that the bank regulatory requirements applicable to Morgan Stanley and the Fund will not change, or that any such change will not have a material adverse effect on the Fund.

6.	In the third paragraph on page 49 of the Prospectus, the figure of “$50,000” at the end of the first sentence is hereby deleted and replaced with “$25,000.”

7.	Immediately prior to the next-to-last sentence of the third paragraph on page 49 of the Prospectus, the following text is hereby inserted:

Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

8.	In the third paragraph on page 49 of the Prospectus, the figure of “$100,000” at the end of the last sentence is hereby deleted and replaced with “$75,000.”

9.	On page 50 of the Prospectus, the next-to-last sentence of the first paragraph under “Repurchases and Transfers of Shares” – “Repurchases of Shares,” is hereby deleted in its entirety and replaced with the following text:

Each offer to repurchase Shares as of a date prior to January 1, 2009 will generally commence approximately 75 days prior to the applicable repurchase date, and each offer to repurchase Shares as of a date on or after January 1, 2009 will generally commence approximately 105 days prior the applicable repurchase date.

10.	On page 51 of the Prospectus, the first two sentences of the first indented and bulleted paragraph are hereby deleted in their entirety and replaced with the following text:

Each repurchase offer with a repurchase date prior to January 1, 2009 will generally commence approximately 75 days prior to the applicable repurchase date, and a Shareholder choosing to tender Shares for repurchase as part of such offer must do so by the applicable deadline (or “Notice Date”), which generally will be 45 days before the applicable repurchase date. Each repurchase offer with a repurchase date on or after January 1, 2009 will generally commence approximately 105 days prior to the applicable repurchase date, and a Shareholder choosing to tender Shares for repurchase as part of such offer must do by the applicable deadline (or “Notice Date”), which generally will be 75 days before the applicable repurchase date.

11.	On page 52 of the Prospectus, the figure of “$100,000” in the first sentence of the third paragraph is hereby deleted and replaced with “$75,000.”

12.	On page 53 of the Prospectus, the figure of “$100,000” in the first line of the first carryover paragraph is hereby deleted and replaced with “$75,000.”

13.	On page 56 of the Prospectus, the final two lines of the contact information set forth under “Inquiries” (concerning the fax number and email address) are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.